UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 01, 2010 (Date of earliest event reported)
LightPath Technologies Inc. (Exact name of registrant as specified in its charter)

FL (State or other jurisdiction of incorporation)	000-27548 (Commission File Number)	86-0708398 (IRS Employer Identification Number)

2603 Challenger Tech CT #100 (Address of principal executive offices)		32826 (Zip Code)
407-382-4003 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant issued a press release on July 1, 2010 to announce that its CEO will highlight LightPath's recent activities and performance on WALLSTREETCAST aired on the FOX Business Network during four timeslots in July. A copy of the press release is attached as exhibit 99.1 to this filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of LightPath Technologies Inc. dated July 01, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 01, 2010	LIGHTPATH TECHNOLOGIES INC. By: /s/ Dorothy M Cipolla Dorothy M Cipolla CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LightPath Technologies Inc. dated July 01, 2010